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                              SECURITIES AND EXCHANGE COMMISSION
                                   Washington, DC 20549

                                         FORM 8-K

                                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of Earliest Event Reported): December 16, 1999

                                  Sunderland Corporation
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                   (Exact Name of Registrant as Specified in its Charter)

                                      Delaware
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                     (State or Other Jurisdiction of Incorporation)

              000-24803                                  52-2102142
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       (Commission File Number)                (IRS Employer Identification No.)

                     2901 El Camino Avenue, Las Vegas, Nevada 89102
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              (Address of Principal Executive Offices, Including Zip Code)

                                    (702) 227-0965
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                    (Registrant's Telephone Number, Including Area Code)

                                       N/A
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               (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On December 13, 1999, Sunderland Corporation (hereinafter referred as the "Company") notified Hansen, Barnett & Maxwell ("HBM") that they were dismissed as the Company's independent auditor.

     The Company and HBM have not, in connection with the audit of the Company's financial statements for each of the two years ended December 31, 1998 and 1997, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to HBM's satisfaction, would have caused HBM make reference to the subject matter of the disagreement in connection with its reports. In connection with the Company's June 30, 1999 unaudited consolidated financial statements, HBM disagreed with the appropriate accounting for the net assets of Del Mar Mortgage, Inc. and Del Mar Holdings, Inc. (the "Del Mar Entities") which were not transferred to Sunderland Corporation. It was resolved that these net assets should be accounted for as capital distributions from the accounting acquirer. In addition, there were disagreements regarding the presentation of the operations of the Del
Mar Entities prior to the reorganization as those of predecessor entities. This matter was also resolved to present those prior operations.

     The reports of Hansen, Barnett & Maxwell on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change accountants was approved by the Company's board of directors.

     On December 13, 1999, the Company appointed Grant Thornton, LLP its independent accountant and Grant Thornton, LLP accepted such appointment.

     The Company had no relationship with Grant Thornton, LLP required to be reported pursuant to Regulation S-B Item 304 (a) (2) during the two years ended December 31, 1998 and 1997, or the subsequent interim period prior to and including December 13, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     EXHIBITS

        16.1 Letter from Hansen, Barnett & Maxwell regarding its concurrence with the Company's statement regarding change of accountants.

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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNDERLAND CORPORATION


                                     By:   /s/ Lance K. Bradford

                                     LANCE K. BRADFORD, Chief Financial Officer

                                     Dated: December 13, 1999